The Variable Annuity Contract
issued by
Brighthouse Life Insurance Company of NY
and
Brighthouse Variable Annuity Account B

Class AA

Updating Summary Prospectus
April 27, 2026
A flexible premium deferred variable annuity contract

The prospectus for the Class AA Variable Annuity Contract (the “Contract” or “contract”), a flexible premium deferred variable annuity contract issued by Brighthouse Life Insurance Company of NY (“Brighthouse”, the “Company”, or “we” or “us”), is available and contains more information about the Contract including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF16. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals (partial or full) could result in withdrawal charges, taxes, and tax penalties.
The Company’s obligations under the Contract are subject to our financial strength and claims-paying ability. Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Special Terms
Account Value. The sum of your interests in the Investment Portfolios and the Fixed Account, including the Enhanced Dollar Cost Averaging account.
Accumulation Phase. The period in which earnings accumulate on a tax-deferred basis.
Contract Year. A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.
Fixed Account. The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts.
Investment Portfolios. The means of investing offered to Owners in various underlying fund portfolios. May also be referred to as “Portfolio Company.”
Purchase Payment. A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments.
Separate Account. We have established Brighthouse Variable Annuity Account B to hold the assets that underlie the Contracts.
Updated Information You Should Consider About the Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
On November 6, 2025, Brighthouse Financial, Inc. (“BHF”) and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF, Brighthouse Life Insurance Company (“BLIC”) will remain an indirect wholly-owned subsidiary of BHF, and the Company will remain a wholly-owned subsidiary of BLIC. Although Aquarian will replace BHF as the Company’s ultimate parent, the Company will continue in its present role as the issuer of your Contract. All of your rights and benefits under your contract and the Company’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.
Changes Affecting the Investment Portfolios
Portfolio Name Changes. Certain Investment Portfolios were subject to a name change. The chart below identifies the former name and new name of these Investment Portfolios.
Former Name	New Name
Brighthouse Funds Trust I	Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio SSGA Growth ETF Portfolio SSGA Growth and Income ETF Portfolio	State Street Emerging Markets Enhanced Index Portfolio State Street Moderately Aggressive ETF Portfolio State Street Moderate ETF Portfolio

Important Information You Should Consider About the Contract
	Fees, Expenses, and Adjustments			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money during the first 7 full Contract Years following a Purchase Payment, you may be assessed a withdrawal charge of up to 7%
of the Purchase Payment withdrawn, declining to 0% over that time period.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
Fee Table and Examples Expenses – Withdrawal Charge
Are There Transaction Charges?
Yes. In addition to withdrawal charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Investment Portfolios and the Fixed Account.
Transfer Fee. Currently, we allow unlimited transfers among the investment options without charge. However, we reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Expenses – Transfer Fee
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table and Examples Expenses – Product Charges Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.32%	1.42%
	Investment Portfolio fees and expenses[2]	0.51%	1.23%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[3]	1.50%[4]
1 As a percentage of average Account Value in the Separate Account. The charge shown also includes the Account Fee.
2 As a percentage of fund assets before temporary expense reimbursements and/or fee waivers.
3 As a percentage of average Account Value in the Separate Account. This charge is the current charge for the least expensive optional benefit.
4 As a percentage of the optional benefit base, which is used to calculate your benefit. This charge is the current charge for the most expensive optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,676	Highest Annual Cost $3,946
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Investment Portfolio
fees and expenses
●No optional benefits
●No sales charges
●No additional Purchase Payments,
transfers, or withdrawals

●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Investment Portfolio fees and
expenses
●No sales charges
●No additional Purchase
Payments, transfers, or
withdrawals

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short- Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Amounts withdrawn from the Contract may result in withdrawal charges, taxes, and tax penalties. Withdrawal charges may apply for the first 7 full
Contract Years following a Purchase Payment. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
Withdrawals could significantly reduce the value of your Contract, the death benefit, and other Contract benefits, including the optional death benefit.
The reduction may be more than the amount withdrawn.
The benefits of tax deferral and living benefit protection also mean the
Contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Investment Portfolios).
●Each investment option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available funds and the prospectus disclosure concerning the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account), and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Brighthouse, including our financial strength ratings, is available by contacting us at (888)
243-1968.
Principal Risks of Investing in the Contract
Restrictions
Are There Restrictions on the Investment Options?
Yes.
●Currently, we allow unlimited transfers without charge among investment options during the Accumulation Phase. However, we reserve the right to limit transfers or impose a charge for transfers in excess of 12 per year.
●We reserve the right to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to restrict payments to and transfers to and from the
Fixed Account.
●We reserve the right to remove or substitute the Investment Portfolios available as investment options under the Contract.
Purchase Investment Options

	Restrictions	Location in Prospectus
Are There Any Restrictions on Contract Benefits?
Yes.
●Certain optional benefits limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
●Certain optional benefits could limit subsequent Purchase Payments.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We may stop offering an optional benefit at any time for new sales.
●Except as otherwise provided, Contract benefits may not be modified or terminated by us.
Purchase – Investment Allocation Restrictions for Certain Riders Living Benefits Death Benefit Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract
Taxes
What Are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Income Tax Status
Conflicts of Interest
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distributor
Should I Exchange My Contract?
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new Contract rather than continue to own your existing contract.
Replacement of Contracts and Other Exchanges

APPENDIX A
Investment Options Available Under the Contract
The following is a list of Investment Portfolios under the Contract. More information about the Investment Portfolios is available in the prospectuses for the Investment Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF16. You can also request this information at no cost by calling (888) 243-1932 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits you choose, you may not be able to invest in certain Investment Portfolios. See Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund — Series I†† Invesco Advisers, Inc.	0.90%	16.50%	3.68%	6.22%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund — Series II Invesco Advisers, Inc.	1.15%	16.23%	3.42%	5.95%
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.92%	11.56%	3.05%	4.77%
Seeks growth of capital.	American Funds® Aggressive Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	19.90%	9.30%	10.88%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	17.02%	7.26%	8.99%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.95%	14.46%	5.71%	7.30%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.94%	11.44%	3.54%	5.10%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	1.17%	11.95%	1.31%	5.83%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	0.78%	-2.92%	6.70%	8.34%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.75%	5.25%	2.14%	2.23%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.91%	6.75%	4.03%	3.95%
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.97%	13.14%	3.77%	5.80%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	17.31%	15.15%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.99%	5.83%	-0.91%	9.00%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.98%	13.92%	3.68%	5.77%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	14.90%	14.77%	13.91%
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Management, LLC	0.62%	9.08%	2.93%	5.31%
Seeks capital appreciation.	MFS® Research International Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	22.72%	5.80%	7.83%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.90%	13.19%	-5.83%	14.00%
Seeks total return.	PanAgora Global Diversified Risk Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.01%	19.84%	0.66%	5.01%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	8.90%	-0.07%	2.30%
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.	0.96%	9.85%	4.28%	5.28%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide total return, primarily through capital appreciation.	State Street Emerging Markets Enhanced Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.80%	34.14%	6.04%	—
Seeks growth of capital and income.	State Street Moderate ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.75%	16.78%	7.19%	7.85%
Seeks growth of capital.	State Street Moderately Aggressive ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.78%	19.23%	9.01%	9.31%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.53%	12.32%	10.55%	10.36%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	12.05%	10.28%	10.09%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. Sub-Subadviser: T. Rowe Price Investment Management, Inc.	0.70%	3.75%	4.08%	10.05%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. Sub-Subadviser: T. Rowe Price Investment Management, Inc.	0.95%	3.42%	3.83%	9.77%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	2.51%	9.90%	9.86%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	2.29%	9.62%	9.58%
Seeks a high level of current income, consistent with preservation of principal.	Western Asset Management Government Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.74%	7.21%	-1.27%	1.21%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.99%	18.96%	0.70%	7.34%
Seeks a competitive total return primarily from investing in fixed- income securities.	BlackRock Bond Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	7.68%	-0.42%	2.12%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	3.89%	2.83%	1.85%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	15.63%	7.18%	9.22%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.87%	7.54%	8.02%	10.45%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.77%	7.65%	8.13%	10.56%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	13.72%	10.01%	16.41%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.14%	3.73%	2.28%	9.84%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	17.28%	13.84%	14.24%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.06%	-4.74%	2.62%	8.86%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	15.45%	9.37%	14.10%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	10.30%	5.75%	10.88%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	10.00%	5.48%	10.60%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.57%	9.07%	1.42%	4.03%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.82%	8.88%	1.17%	3.77%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.71%	18.75%	12.23%	11.32%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO High Yield Portfolio — Administrative Class PIMCO	0.81%	8.95%	3.97%	5.57%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio — Administrative Class PIMCO	0.66%	5.52%	1.57%	1.79%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund — Class IB Putnam Investment Management, LLC	0.88%	10.69%	10.34%	14.69%
#
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Investment Portfolios' prospectuses for additional information regarding these arrangements.
*
This Investment Portfolio is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Contract.”
‡
This Investment Portfolio is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
The following lists information on the Fixed Account option. We may change the features of the Fixed Account listed below, offer new Fixed Account investment options, and terminate existing Fixed Account investment options. We will provide you with written notice before doing so.
Effective for contracts issued on and after May 1, 2003, the Fixed Account is not available as an investment choice (a guaranteed account option is available in connection with an Enhanced Dollar Cost Averaging program during the Accumulation Phase, and a fixed Annuity Payment option is available during the Income Phase).

Name	Guaranteed Minimum Interest Rate
Fixed Account	1%

APPENDIX B
Investment Portfolios Available Under the Benefits Offered Under the Contract
If you have elected an optional benefit under the contract, your contract may be subject to investment allocation restrictions, as reflected in the following table. See “Investment Allocation Restrictions for Certain Riders” for more details. If your optional benefit is not included in the table below, your contract is not currently subject to any investment allocation restrictions.
Optional Benefit
GMIB Plus I*
Lifetime Withdrawal Guarantee II* (LWG II)
Life Withdrawal Guarantee I (LWG I)
Guaranteed Minimum Accumulation Benefit* (GMAB)
*You may not allocate Purchase Payments to the Standard Dollar Cost Averaging Program if you elect any of these optional benefits.
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus I and Lifetime Withdrawal Guarantee II Riders
GMIB Plus I and Lifetime Withdrawal Guarantee II. If you elect the GMIB Plus I or the Lifetime Withdrawal Guarantee II, you may allocate your Purchase Payments and Account Value according to either Option A or Option B below.
Option A. You must allocate 100% of your Purchase Payments or Account Value among:

AB Global Dynamic Allocation Portfolio
American Funds® Aggressive Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
State Street Moderate ETF Portfolio
State Street Moderately Aggressive ETF Portfolio
OR
Option B. You must allocate at least 15% of Purchase Payments or Account Value to Platform 1 portfolios; up to 85% of Purchase Payments or Account Value to Platform 2 portfolios; up to 15% of Purchase Payments or Account Value to Platform 3 portfolios; and up to 15% of Purchase Payments or Account Value to Platform 4 portfolios.
We will automatically rebalance your allocations quarterly. The investment options in each Platform are:
Platform 1	Platform 2
A minimum of 15% of Purchase Payments or Account Value	A maximum of 85% of Purchase Payments or Account Value
BlackRock Bond Income Portfolio	AB Global Dynamic Allocation Portfolio
BlackRock Ultra-Short Term Bond Portfolio	American Funds® Aggressive Allocation Portfolio

Platform 1	Platform 2
A minimum of 15% of Purchase Payments or Account Value	A maximum of 85% of Purchase Payments or Account Value
Brighthouse/Franklin Low Duration Total Return Portfolio	American Funds® Balanced Allocation Portfolio
PIMCO Total Return Portfolio	American Funds® Moderate Allocation Portfolio
Western Asset Management Government Income Portfolio	Baillie Gifford International Stock Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Equity-Income Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Invesco V.I. EQV International Equity Fund
Jennison Growth Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Stock Index Portfolio
MFS® Research International Portfolio
PanAgora Global Diversified Risk Portfolio
PIMCO High Yield Portfolio
Schroders Global Multi-Asset Portfolio
State Street Moderate ETF Portfolio
State Street Moderately Aggressive ETF Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Large Cap Value Portfolio
Templeton Foreign VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio

Platform 3	Platform 4
A maximum of 15% of Purchase Payments or Account Value	A maximum of 15% of Purchase Payments or Account Value
Morgan Stanley Discovery Portfolio	Brighthouse Small Cap Value Portfolio
Putnam VT Sustainable Leaders Fund	CBRE Global Real Estate Portfolio
T. Rowe Price Mid Cap Growth Portfolio	Invesco Small Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio	Loomis Sayles Small Cap Growth Portfolio
Neuberger Berman Genesis Portfolio
State Street Emerging Markets Enhanced Index Portfolio
T. Rowe Price Small Cap Growth Portfolio

Investment Allocation and Other Purchase Payment Restrictions for Lifetime Withdrawal Guarantee I Rider.
LWG I. If you elect the Lifetime Withdrawal Guarantee I rider, you may allocate your Purchase Payments and Account Value among the Fixed Account and the following Investment Portfolios:

AB Global Dynamic Allocation Portfolio
American Funds® Aggressive Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
State Street Moderate ETF Portfolio
State Street Moderately Aggressive ETF Portfolio
Western Asset Management Government Income Portfolio
Investment Allocation and Other Purchase Payment Restrictions for the Guaranteed Minimum Accumulation Benefit.
GMAB Rider. If you elected the GMAB rider, we required you to allocate your Purchase Payments and all of your Account Value to one of three Investment Portfolios. No transfers are permitted while this rider is in effect. Effective April 28, 2014, the three Original Investment Portfolios merged into two Investment Portfolios as follows:

Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio

This page intentionally left blank.

This page intentionally left blank.

The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF16.
Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000014064